UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2019

Boston Capital Tax Credit Fund V L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-109898 (Commission File Number)	14-1897569 (IRS Employer Identification No.)
One Boston Place, Suite 2100 Boston, Massachusetts 02108 (Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (617) 624-8900

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2019, the general partner of Boston Capital Tax Credit Fund V L.P., a Delaware limited partnership (the “Partnership”) closed the vote of the holders of the Partnership’s beneficial assignee certificates (the “BAC Holders”) on the matter of approving a Second Amendment to the Agreement of Limited Partnership (the “Amendment”). The BAC Holders of record holding a majority of the beneficial assignee certificates (the “BACs”) outstanding and the general partner of the Partnership approved of the Amendment. The Amendment permits the general partner to sell all or substantially all of the assets of the Partnership or any series thereof without seeking additional consent from the BAC Holders. The Amendment is attached as Exhibit 4.1 to this Form 8-K and is incorporated by reference herein in its entirety.

Item 3.03. Material Modifications to Rights of Security Holders.

See Item 1.01 of this Current Report, which is incorporated into this Item 3.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As described in further detail in the Partnership’s proxy statement dated July 25, 2018, the general partner of the Partnership solicited the consent of the Partnership’s BAC Holders to approve the Amendment. As of July 1, 2018, the record date, 11,777,706 BACs were issued and outstanding. The following are the results of the vote, which was closed by the general partner of the Partnership on May 22, 2019:

BAC Holders holding 6,066,502 (51.51%) BACs voted for the proposal.

BAC Holders holding 276,015 (2.34%) BACs voted against the proposal.

BAC Holders holding 204,733 (1.74%) BACs abstained.

Since BAC Holders of record holding a majority (51.51%) of the BACs outstanding as of the record date voted for the proposal, the Amendment was approved by the BAC Holders.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Number

	4.1	Second Amendment to Agreement of Limited Partnership of Boston Capital Tax Credit Fund V L.P. dated May 22, 2019.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON CAPITAL ASSOCIATES V L.L.C.

By: Boston Capital Associates V L.P., its General Partner

Date: May 22, 2019	By:	/s/ John P. Manning
John P. Manning
Managing Member

Exhibit Index

Exhibit Number	Exhibit Name
4.1	Second Amendment to Agreement of Limited Partnership of Boston Capital Tax Credit Fund V L.P. dated May 22, 2019.